EXHIBIT 99.2
                                                                  ------------

                                                             The Swap Contract



(Multicurrency - Cross Border)

                                    ISDA(R)

             International Swaps and Derivatives Association, Inc.

                               MASTER AGREEMENT

                          dated as of March 31, 2006

                                                  SWAP TRUST, INDYMAC INDX
IXIS FINANCIAL PRODUCTS INC.         and             MORTGAGE LOAN TRUST
                                                       SERIES 2006-AR4

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:

1.   Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   Obligations

(a)  General Conditions.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.



      Copyright (C) 1992 by International Swap Dealers Association, Inc.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)  Netting. If on any date amounts would otherwise be payable:--

     (i) in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)  Deduction or Withholding for Tax.

     (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

          (1) promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

               (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

               (B) the failure of a representation made by Y pursuant to
               Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with



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               respect to a party to this Agreement) or (II) a Change in Tax
               Law.

          (ii) Liability. If:--

               (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

               (2) X does not so deduct or withhold; and

               (3) a liability resulting from such Tax is assessed directly against X,

          then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in
          Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)  Basic Representations.

     (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective



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     terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii) any other documents specified in the Schedule or any Confirmation;
     and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any



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Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

     (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under
     Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) Credit Support Default.

          (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

          (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

          (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
     (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment,



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     delivery or exchange date of, or any payment on early termination of, a
     Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to, the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

          (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
          (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
          (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer.--

          (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

          (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.



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(b)  Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified
Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

     (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give



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     rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.   Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)  Right to Terminate Following Termination Event.

     (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) Transfer to Avoid Termination Event. If either an Illegality under
     Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv) Right to Terminate. If:--

          (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

          (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is



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only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)  Effect of Designation.

     (i) If notice designating an Early Termination Date is given under
     Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)  Calculations.

     (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) Events of Default. If the Early Termination Date results from an Event of Default:--

          (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

          (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

          (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) Termination Events. If the Early Termination Date results from a Termination Event:--

          (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

          (2) Two Affected Parties. If there are two Affected Parties:--

               (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

               (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").


          If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

     (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

     (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.   Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.   Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  Counterparts and Confirmations.

          (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

          (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11. Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil

Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.  Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)  in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of finding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under
Section 11. A party will determine its Loss as of the relevant

Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of --

 the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meanings specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),
(b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause
(b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

                                       SWAP TRUST, INDYMAC INDX MORTGAGE
IXIS FINANCIAL PRODUCTS INC.                       LOAN TRUST
                                                 SERIES 2006-AR4
       (Name of Party)                           (Name of Party)

                                       By: Deutsche Bank National Trust
                                       Company, not in its individual
                                       capacity, but solely as Swap Trustee

/s/ Vasanth K. Victor                  /s/ Jennifer Hermansader
----------------------------------     ---------------------------------------

Name: Vasanth K. Victor                Name: Jennifer Hermansader

Title: Managing Director               Title: Associate

/s/ Christopher Hayden

Name:  Christopher Hayden

Title: Managing Director

                                                             Execution version


INDX 2006-AR4 ISDA & Schedule          1

(Multicurrency - Cross Border)

                                    ISDA(R)

             International Swaps and Derivatives Association, Inc.

                                   SCHEDULE
                                    to the
                               Master Agreement

                          dated as of March 31, 2006
                                    between

                                                  SWAP TRUST, INDYMAC INDX
IXIS FINANCIAL PRODUCTS INC.         and             MORTGAGE LOAN TRUST
                                                       SERIES 2006-AR4
        ("Party A")                                      ("Party B")

Part 1. Termination Provisions.

(a)  "Specified Entity" means in relation to Party A for the purpose of:

          Section 5(a)(v), not applicable

          Section 5(a)(vi), not applicable

          Section 5(a)(vii), not applicable

          Section 5(b)(iv), not applicable

     and in relation to Party B for the purpose of:

          Section 5(a)(v), not applicable

          Section 5(a)(vi), not applicable

          Section 5(a)(vii), not applicable

          Section 5(b)(iv), not applicable

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c) Certain Events of Default. The following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

          Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B.

          Section 5(a)(ii) (Breach of Agreement) will not apply to Party A or Party B.

          Section 5(a)(iii) (Credit Support Default) will not apply to Party A or Party B.

          Section 5(a)(iv) (Misrepresentation) will not apply to Party A or Party B.

          Section 5(a)(v) (Default under Specified Transaction) will not apply to Party A or Party B.

          Section 5(a)(vi) (Cross Default) will not apply to Party A or Party
          B.

          Section 5(a)(vii) (Bankruptcy) will apply to Party A and Party B; provided that clause (2) thereof shall not apply to Party B.

          Section 5(a)(viii) (Merger without Assumption) will apply to Party A and Party B.


INDX 2006-AR4 ISDA & Schedule          2

(d) Termination Events. The following Termination Events will apply to the parties as specified below:

          Section 5(b)(i) (Illegality) will apply to Party A and Party B.

          Section 5(b)(ii) (Tax Event) will apply to Party A and Party B.

          Section 5(b)(iii) (Tax Event upon Merger) will apply to Party A and Party B.

          Section 5(b)(iv) (Credit Event upon Merger) will not apply to Party A or Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) of this Agreement will not apply to Party A and will not apply to Party B.

(f)  Payments on Early Termination. For the purpose of Section 6(e) of this
     Agreement:

     (i)  Market Quotation will apply.

     (ii) The Second Method will apply.

(g)  "Termination Currency" means United States Dollars.

(h) Additional Termination Events. The following Additional Termination Events will apply, in each case with respect to Party B as the sole Affected Party (unless otherwise provided below):

     (i) Party A fails to comply with the Downgrade Provisions as set forth in Part 5(b), after giving effect to all grace or cure periods therein. For all purposes of this Agreement, Party A shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Part 1(h)(i).

     (ii) Party B or the Trust Fund (as defined in the Pooling and Servicing Agreement, dated as of March 1, 2006, among Deutsche Bank National Trust Company (the Trustee), IndyMac, F.S.B. (the Servicer) and IndyMac MBS, Inc. (the Pooling and Servicing Agreement)) is terminated.

     (iii) The Pooling and Servicing Agreement is amended or modified without the prior written consent of Party A, where such consent is required under the terms of the Pooling and Servicing Agreement, and if such amendment or modification adversely affects Party A's interests under this Agreement or the ability of Party B to fully and timely perform its obligations under this Agreement.

     (iv) The Class Certificate Balances of the Offered Certificates are reduced to zero.

     (v) Notice of the Servicer's or, the NIMS Insurer's intention to exercise its option to purchase the Mortgage Loans pursuant to
          Section 9.01 of the Pooling and Servicing Agreement is given by the Trustee to Certificateholders pursuant to Section 9.02 of the Pooling and Servicing Agreement, provided that the Early Termination Date may not be earlier than the date on which the Certificates are redeemed pursuant to Section 9.02 of the Pooling and Servicing Agreement.

          Notwithstanding anything in Section 6 of the Agreement to the contrary, any amounts due as result of the occurrence of an Additional Termination Event described in Part 1(h)(ii) and Part 1(h)(v) of this Schedule may be calculated prior to the Early Termination Date and shall be payable on the Early Termination Date.


INDX 2006-AR4 ISDA & Schedule          3

Part 2. Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below, if any:

     (i) Party A represents that is a corporation organized under the laws of the State of Delaware.

     (ii) Party B represents that it is a trust created under an agreement governed by New York law.


INDX 2006-AR4 ISDA & Schedule          4

Part 3. Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)  Tax forms, documents or certificates to be delivered are:--

     Party required to
     deliver document         Form/Document/Certificate     Date by which to be delivered
     Party A and Party B      Subject to Section            (i) promptly upon reasonable
                              4(a)(iii), any document       demand by Party B, and (ii)
                              required or reasonably        promptly upon learning that
                              requested to allow the        any such Form previously
                              other party to make           provided by Party A has
                              payments under this           become obsolete or incorrect.
                              Agreement without any
                              deduction or withholding
                              on account of any Tax.

(b)  Other documents to be delivered are:--

     Party required to                                              Date by which to be      Covered by ss.3(d)
     deliver document      Form/Document/Certificate                delivered                  Representation
     Party A and Party B   Incumbency Certificate (or, if           Concurrently with the          Yes
                           available the current authorized         execution and
                           signature book or equivalent             delivery of this
                           authorizing documentation) specifying    Agreement unless
                           the names, titles, authority and         previously delivered
                           specimen signatures of the persons       and still in full
                           authorized to execute this Agreement     force and effect.
                           which sets forth the specimen
                           signatures of each signatory to this
                           Agreement, each Confirmation and each
                           Credit Support Document (if any)
                           signing on its behalf.

     Party A and Party B   An executed copy of the Disclosure       Concurrently with the          Yes
                           Agreement relating to the Prospectus     execution and
                           Supplement (as defined in the Pooling    delivery of this
                           and Servicing Agreement)                 Agreement unless
                                                                    previously delivered
                                                                    and still in full
                                                                    force and effect.

     Party A and B         An opinion of counsel to such party      Concurrently with the          No
                           reasonably satisfactory in form and      execution and
                           substance to the other party, and, in    delivery of the
                           the case of Party B, opinions of         Confirmation unless
                           counsel relating to the Pooling and      previously delivered
                           Servicing Agreement and other deal       and still in full
                           documents reasonably satisfactory in     force and effect.
                           form and substance to the Party A.


INDX 2006-AR4 ISDA & Schedule          5

     Party required to                                              Date by which to be      Covered by ss.3(d)
     deliver document      Form/Document/Certificate                delivered                  Representation
     Party B               An executed copy of the Pooling and      Within 30 days after           No
                           Servicing Agreement.                     the date of this
                                                                    Agreement.

     Party B               Each material amendment, supplement or   Promptly upon                  No
                           waiver of the Pooling and Servicing      learning of any
                           Agreement, as proposed from time to      proposed amendment,
                           time, or any other amendment or          supplement or waiver.
                           modification of the Pooling and
                           Servicing Agreement that requires the
                           written consent of Party A under the
                           terms of the Pooling and Servicing
                           Agreement.

Part 4. Miscellaneous.

(a)  Addresses for Notices. For the purposes of Section 12(a) of this
     Agreement:

          (i)      IXIS Financial Products Inc.
          9 West 57th Street, 36th Floor
          New York, New York 10019
          Attention:  Swaps Administration
          Telephone No.:    (212) 891-6298 / 6194
          Facsimile No.:    (212) 891-0660

          With a copy to:

          IXIS Financial Products Inc.
          9 West 57th Street, 36th Floor
          New York, New York 10019
          Attention:  General Counsel
          Facsimile No.:    (212) 891-1922
          Telephone No.:    (212) 891-6137

     (ii) Addresses for notices or communications to Party B:

          Deutsche Bank National Trust Company
          IndyMac INDX Mortgage Loan Trust 2006-AR4
          c/o Deutsche Bank National Trust Company
          1761 East St. Andrew Place,
          Santa Ana, California 92705-4934,
          Attention:  Trust Administration; IN06-AR4
          FAX: (714) 247-6470

(b)  Process Agent. For the purposes of Section 13(c) of this Agreement:

     Party A appoints as its Process Agent, not applicable.

     Party B appoints as its Process Agent, not applicable.

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement.


INDX 2006-AR4 ISDA & Schedule          6

(d)  Multibranch Party. For the purpose of Section 10(c) of this Agreement:

     Party A is not a Multibranch Party.

     Party B is not a Multibranch Party.

(e)  Calculation Agent. The Calculation Agent is Party A.

(f)  Credit Support Document. Credit Support Document means

     With respect to Party A, (i) with respect to Transactions entered into with a Trade Date on or before January 23, 2007 and a final stated termination date on or before January 23, 2017, the guarantee of the obligations of Party A by IXIS Corporate & Investment Bank (as successor-in-interest to CDC Finance-CDC IXIS) dated as of October 23, 2003 with recourse, according to the terms thereof, to Caisse des Depots et Consignations, and (ii) with respect to Transactions entered into with a Trade Date either (x) on or before January 23, 2007 and a final stated termination date after January 23, 2017 or (y) after January 23, 2007 regardless of the final stated termination date, the guarantee of the obligations of Party A by IXIS Corporate & Investment Bank dated as of November 1, 2004 without recourse to Caisse des Depots et Consignations

     With respect to Party B, the Pooling and Servicing Agreement.

(g)  Credit Support Provider.

     Credit Support Provider means in relation to Party A, IXIS Corporate & Investment Bank, a limited liability company with executive and supervisory boards (societe anonyme a Directoire et Conseil de Surveillance) organized under the laws of the Republic of France.

     Credit Support Provider means in relation to Party B, not applicable.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions (in each case starting from the date of this Agreement).

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement, provided that Party A and Party B shall be deemed to have no Affiliates.

(k) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

(l) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(m) Consent to Recording. Each party consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential transaction.


INDX 2006-AR4 ISDA & Schedule          7

(n) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

Part 5. Other Provisions.

(a) Definitions. This Agreement, including each Confirmation and each Swap Transaction, is subject to the 2000 ISDA Definitions, as amended, supplemented, updated, and superseded from time to time (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") and will be governed in all respects by the Definitions (except that references to "Swap Transactions" shall be deemed to be references to "Transactions"). The Definitions are incorporated by reference in, and made part of, this Agreement and each Confirmation as if set forth in full in this Agreement and such Confirmations. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail (and, in the event of any inconsistency between any Confirmation and the Definitions, the Confirmation will control). Any reference in a Confirmation to any Definitions which are amended or supplemented in this Schedule shall be deemed to be a reference to such Definitions as so amended or supplemented, unless the Confirmation states, by specific reference to any such amendment or supplement, that such amendment or supplement will not apply in respect of the Transaction to which such Confirmation relates.

(b)  Downgrade Provisions.

     (1)  It shall be a collateralization event ("Collateralization Event") if
          (A) either (i) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "A1" by Moody's Investors Service, Inc. ("Moody's") or are rated "A1" by Moody's and such rating is on watch for possible downgrade to below "A1" (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade to below "P-1" (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from Moody's and the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade to below "Aa3" (but only for so long as it is on watch for possible downgrade), (C) either (i) the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated below "A-1" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or
          (ii) if Party A (or its Credit Support Provider) does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "A+" by S&P, or (D) the unsecured, long-term senior debt obligations or financial strength ratings of Party A (or its Credit Support Provider) are rated below "A" by Fitch, Inc. ("Fitch"). For the avoidance of doubt, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Collateralization Event, this Agreement and each Transaction hereunder shall continue to be as a Swap Agreement for purposes of the Pooling and Servicing Agreement. Within 30 days from the date a Collateralization Event has occurred and so long as such Collateralization Event is continuing, Party A shall, at its sole expense, either (i) post collateral according to the terms of an ISDA 1994 New York Law Credit Support Annex, which shall receive prior written confirmation from each of the Rating Agencies (as defined in the Pooling and Servicing Agreement) that their then-current ratings of the


INDX 2006-AR4 ISDA & Schedule          8

          Offered Certificates will not be downgraded or withdrawn by such Rating Agency (the "Rating Agency Condition"), or (ii) obtain a substitute counterparty that (a) is reasonably acceptable to Party B and satisfies the Rating Agency Condition, (b) satisfies the Hedge Counterparty Ratings Requirement (as defined herein) and (c) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable.

     (2) It shall be a ratings event ("Ratings Event") if at any time after the date hereof Party A shall fail to satisfy the Hedge Counterparty Ratings Threshold or Party A (or its Credit Support Provider) is no longer rated by S&P. Hedge Counterparty Ratings Threshold shall mean
          (A) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "BBB-" by S&P, (B) either (i) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "A2" by Moody's (and such rating is not on watch for possible downgrade to below "A2") and the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated at least "P-1" by Moody's (and such rating is not on watch for possible downgrade to below "P-1") or (ii) if Party A (or its Credit Support Provider) does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "A1" by Moody's, and (C) either (i) the unsecured, senior debt obligations or financial strength ratings of Party A (or its Credit Support Provider) , are rated at least "A" by Fitch or (ii) the unsecured, short-term debt obligations (if any) of Party A , are rated at least "F1" by Fitch. For the avoidance of all doubts, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Ratings Event, this Agreement and each Transaction hereunder shall continue to be a Swap Agreement for purposes of the Pooling and Servicing Agreement. Within 30 days (or, in the case of a failure to meet the requirements of subparagraph (A) of the definition of "Hedge Counterparty Ratings Threshold", within 10 business days) from the date a Ratings Event has occurred and so long as such Ratings Event is continuing or Party A (or its Credit Support Provider) is no longer rated by S&P, Party A shall, at its sole expense, (i) obtain a substitute counterparty that (A) satisfies the Rating Agency Condition, (B) satisfies the Hedge Counterparty Ratings Requirement (as defined below) and (C) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable, and (ii) on or prior to the expiration of such period, be required to post collateral according to the terms of an ISDA 1994 New York Law Credit Support Annex.

          Notwithstanding anything contained herein to the contrary, if Party A is required to transfer its rights and obligations under this Agreement pursuant to this Part 5(b)(2) as a result of a rating issued by S&P, Party A shall, prior to such transfer, be required to post collateral in accordance with (i) the terms of an ISDA 1994 New York Law Credit Support Annex or (ii) an agreement with Party B providing for the posting of collateral, which agreement shall satisfy the Rating Agency Condition and require Party A to post the required collateral.


INDX 2006-AR4 ISDA & Schedule          9

     Hedge Counterparty Ratings Requirement shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A-1" by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A+" by S&P, (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "A1" by Moody's (and if rated "A1" by Moody's, such rating is not on watch for possible downgrade to below "A1") and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "P-1" by Moody's (and if rated "P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade to below "Aa3"), and (c) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "A" by Fitch or (ii) the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "F1" by Fitch. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the substitute counterparty (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the substitute counterparty.

(c)  Regulation AB Compliance. Party A and Party B agree that the terms of the
     Item 1115 Agreement dated as of February 24, 2006 (the "Regulation AB Agreement"), between IndyMac Bank, F.S.B., IndyMac MBS, Inc., IndyMac ABS, Inc., and IXIS Financial Products Inc. shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Schedule B.

(d) Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

     (vi) Eligible Contract Participant. It is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act.

     (vii) Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

     (viii) Relationship between Party A and Party B. Each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

          (1) Principal. It is acting as principal and not as agent when entering into this Agreement and each Transaction.

          (2) Non-Reliance. It is acting for its own account and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.


INDX 2006-AR4 ISDA & Schedule         10

          (3) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

          (4) Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(e)  Section 4 is hereby amended by adding the following new agreement:

     (f) Actions Affecting Representations. Party B agrees not to take any action during the term of this Agreement or any Transaction hereunder that renders or could render any of the representations and warranties in this Agreement untrue, incorrect, or incomplete, and if any event or condition occurs that renders or could render any such representation untrue, incorrect, or incomplete, Party B will immediately give written notice thereof to Party A.

(f)  Transfer. Section 7 is hereby amended to read in its entirety as follows:

     Except as stated under Section 6(b)(ii), in this Section 7, and Part 5(e) of the Schedule, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under this Agreement or any Transaction without the prior written consent of the other party; provided, however, that (i) Party A may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of substantially all of its assets to, another entity, or an incorporation, reincorporation or reconstitution, and (ii) Party A may transfer this Agreement to any Person, including, without limitation, another of Party A's offices, branches or affiliates (any such Person, office, branch or affiliate, a "Transferee") on at least five Business Days' prior written notice to Party B and the Trustee; provided that, with respect to clause (ii), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax
     (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; and (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer. Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer. Notwithstanding the foregoing, no such transfer or assignment (including a transfer or assignment made pursuant to Section 6(b)(ii)) shall be made unless the transferring party obtains a written acknowledgment from each of the Rating Agencies that, notwithstanding such transfer or assignment, the then-current ratings of the Offered Certificates will not be reduced or withdrawn.

     Except as specified otherwise in the documentation evidencing a transfer, a transfer of all the obligations of Party A made in compliance with this
     Section 7 will constitute an acceptance and assumption of such obligations (and any related interests so transferred) (including an acceptance and assumption of the Disclosure Agreements by the transferor) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

(g) Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by the Trustee not individually or personally but solely as trustee of Swap Trust, IndyMac INDX Mortgage Loan Trust 2006-AR4, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of Swap Trust, IndyMac INDX Mortgage Loan Trust


INDX 2006-AR4 ISDA & Schedule         11

     2006-AR4 is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only Swap Trust IndyMac INDX Mortgage Loan Trust 2006-AR4, (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Swap Trust, IndyMac INDX Mortgage Loan Trust 2006-AR4 under this Agreement or any other related documents.

(h) Proceedings. Without impairing any right afforded to it under the Pooling and Servicing Agreement as a third party beneficiary, Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against IndyMac INDX Mortgage Loan Trust 2006-AR4 any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day following indefeasible payment in full of the Certificates. Nothing shall preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in
     (A) any case or proceeding voluntarily filed or commenced by Party B or
     (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against Party B or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.

(i) Amendment to Events of Default. The "Failure to Pay or Deliver" provision in Section 5(a)(i) of the Agreement is hereby amended by deleting the word "third" in the third line thereof and inserting the word "first" in place thereof.

(j) Change of Account. Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:-

     "to another account in the same legal and tax jurisdiction as the original account"

(k)  Pooling and Servicing Agreement.

     (1) Capitalized terms used in this Agreement that are not defined herein and are defined in the Pooling and Servicing Agreement shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

     (2) Amendments to Operative Documents. Party B agrees that it will obtain Party A's written consent (which consent shall not be unreasonably withheld) prior to amending or supplementing the Pooling and Servicing Agreement (or any other transaction document), if such amendment and/or supplement would adversely affects Party A's interests under this Agreement or the ability of Party B to fully and timely perform its obligations under this Agreement or the Pooling and Servicing Agreement.

(l) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party under this Agreement against any obligation of one party hereto to the other party hereto arising outside of this Agreement (which Agreement includes without limitation, the Master Agreement to which this Schedule is attached, this Schedule and the Confirmation, and if applicable, any Credit Support Annex hereto).


INDX 2006-AR4 ISDA & Schedule         12

(m) Notice of Certain Events or Circumstances. Each party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event); provided that failure to provide notice of such event or condition pursuant to this Part 5(n) shall not constitute an Event of Default or a Termination Event.

(n) Regarding Party A. Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for: (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) other than as provided in the Disclosure Agreements, the preparation of or passing on the disclosure and other information contained in any offering circular or offering document for the Certificates, the Pooling and Servicing Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement or the Disclosure Agreements; or (vii) any other aspect of Party B's existence.

(o) Regarding Party B. The liability of Party B under this Agreement is limited in recourse to the assets of the Trust Fund and the Swap Trust (each term, as defined in the Pooling and Servicing Agreement), and to distributions of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Pooling and Servicing Agreement. Upon application of and exhaustion of all of the assets of the Trust Fund and the Swap Trust (and proceeds thereof) in accordance with the Pooling and Servicing Agreement, Party A shall not be entitled to take any further steps against Party B or recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished. Notwithstanding the foregoing or anything herein to the contrary, Party A shall not be precluded from declaring an Event of Default or from exercising any other right or remedy as set forth in this Agreement or the Pooling and Servicing Agreement.

(p) Rating Agency Condition. This Agreement will not be amended unless the Rating Agency Condition is satisfied.

                           [Signature page follows]


INDX 2006-AR4 ISDA & Schedule         13

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

                                          SWAP TRUST, INDYMAC INDX MORTGAGE
     IXIS FINANCIAL PRODUCTS INC.                    LOAN TRUST
                                                   SERIES 2006-AR4

                                       By: Deutsche Bank National Trust
                                       Company, not in its individual
                                       capacity, but solely as Swap Trustee

/s/ Vasanth K. Victor                  /s/ Jennifer Hermansader
----------------------------------     ---------------------------------------

Name: Vasanth K. Victor                Name: Jennifer Hermansader

Title: Managing Director               Title: Associate

/s/ Christopher Hayden

Name:  Christopher Hayden

Title: Managing Director

----------------------------------     ---------------------------------------


INDX 2006-AR4 ISDA & Schedule         14

                         IXIS FINANCIAL PRODUCTS INC.
                        9 West 57th Street, 36th Floor
                           New York, New York 10019
              Fax: (212) 891-0660 / Phone: (212) 891-6298 / 6194

DATE:     March 31, 2006

TO:       Swap Trust,
          IndyMac INDX Mortgage Loan Trust 2006-AR4
          c/o Deutsche Bank National Trust Company
          1761 East St. Andrew Place,
          Santa Ana, California 92705-4934,
          Attention:  Trust Administration; IN06A4
          FAX: (714) 247-6470
           ("Party B")

FROM:     IXIS Financial Products Inc.
          9 West 57th Street, 36th Floor
          New York, New York 10019
           Fax: (212) 891-0660 / Phone: (212) 891-6298 / 6194
       ("Party A")

RE:       Interest Rate Swap Transaction #276922CF

Dear Sir or Madam:

     The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

     The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

     This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of March 31, 2006, as amended and supplemented from time to time (the "Agreement") between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

     General Terms
     -------------
          Trade Date:                     23 March, 2006

          Termination Date:               25 March, 2009, subject to
                                          adjustment in accordance with the
                                          Following Business Day Convention.

          Notional Amount:                See Schedule A attached hereto.

     Floating Amounts I:

          Floating Rate Payer I:          Party B

          Effective Date for Floating     25 April, 2006
          Amounts I:

          Floating Rate Payer I Period    The 25th day of each month of each
          End Dates:                      year, commencing on May 25, 2006 to
                                          and including the Termination Date,
                                          with no adjustment to Period End
                                          Dates.

          Floating Rate Payer I Payment   Early Payment, one (1) Business Day
                                          immediately preceding each Dates:
                                          Floating Rate Payer I Period End
                                          Date, commencing on May 24, 2006.

          Floating Rate Option:           The Repricing Index, which shall be
                                          defined as the 12-MTA Index as
                                          published by Bloomberg Financial
                                          Services Inc. ("Bloomberg"). (The
                                          relevant Repricing Index can be
                                          found by typing "12MTA", <Index>,
                                          <GO>). The Repricing Index
                                          applicable to a Reset Date shall be
                                          the rate Bloomberg publishes for the
                                          12-MTA as of the calendar month
                                          immediately preceding that Reset
                                          Date, or, if the rate for the 12-MTA
                                          is not published within 5 Business
                                          Days after the Reset Date, then the
                                          Calculation Agent shall determine
                                          the 12-MTA rate in accordance with
                                          the following fallback provisions:

                                          A. General Procedure:
                                             ------------------

                                          If on any Reset Date the rate for
                                          the Repricing Index applicable to
                                          that Reset Date as specified in this
                                          Confirmation has not been posted by
                                          Bloomberg, then the Calculation
                                          Agent may calculate an alternate
                                          index for the Repricing Index based
                                          on the 12 Month Treasury Average
                                          ("12-MTA") as set forth in this
                                          section. The 12-MTA is the 12 month
                                          average of the monthly average
                                          yields of U.S. Treasury securities
                                          adjusted to a constant maturity of
                                          one year ("1-Year CMT"). The 12-MTA
                                          will be calculated as the alternate
                                          for the Repricing Index applicable
                                          to a Reset Date by summing the
                                          monthly average rates for 1-Year CMT
                                          observations for the appropriate 12
                                          calendar months, dividing by 12, and
                                          rounding the resulting numbers to
                                          the 3rd decimal place.

                                          For any designated Reset Date, the
                                          appropriate 12 months for the
                                          calculation specified in this
                                          subsection shall be the 12 preceding
                                          consecutive months ending on, and
                                          including, the calendar month that
                                          is immediately preceding that Reset
                                          Date.

                                          For the purposes of the calculation
                                          specified in this subsection, the
                                          monthly average 1-Year CMT rate for
                                          each of the 12 consecutive calendar
                                          months will be obtained from the
                                          H.15 Federal Reserve Statistical
                                          Release data (or any successor
                                          thereto).

                                          B. Absence of a Monthly Rate:
                                             --------------------------

                                          If on any Reset Date, the conditions
                                          specified in subsection A exist, and
                                          the monthly average 1-Year CMT rate
                                          for any month in the applicable 12
                                          calendar month period necessary to
                                          make the calculation specified in
                                          subsection A is no longer available
                                          from the H.15 Federal Reserve
                                          Statistical Release data (or any
                                          successor thereto), the Calculation
                                          Agent will calculate the monthly
                                          average 1-Year CMT rate for any such
                                          missing month(s) from the daily rate
                                          of the 1-Year CMT obtained from the
                                          H.15 Federal Reserve Statistical
                                          Release data (or any successor
                                          thereto) as follows:

                                          1. adding together the daily 1-year
                                             CMT rates (one for each New York
                                             Fed Business Day) for that
                                             calendar month posted under each
                                             New York Fed Business Day heading
                                             for the following row "Treasury
                                             Constant Maturities," Nominal
                                             10", "1-year", or any successor
                                             designation, row or source;

                                          2. dividing the resulting sum by the
                                             total number of daily 1-Year CMT
                                             rates published for that calendar
                                             month; and

                                          3. rounding the resulting number to
                                             the 2nd decimal place.

                                          C. Absence of a Daily Rate:
                                             ------------------------

                                          If on any Reset Date, the conditions
                                          specified in subsection B exist, and
                                          the 1-Year CMT daily rate necessary
                                          to make the calculation specified in
                                          subsection B for the missing rate(s)
                                          for such months(s) is not available
                                          from the H.15 Federal Reserve
                                          Statistical Release data (or any
                                          successor thereto) for any one or
                                          more New York Fed Business Days in
                                          such month(s) ("Unposted Day(s)")
                                          for any reason, then the Calculation
                                          Agent may within its sole discretion
                                          elect to either (i) wait for the
                                          Board of Governors of the Federal
                                          Reserve System, or the United States
                                          Department of Treasury, to publish a
                                          daily 1-Year CMT rate for the
                                          Unposted Day(s), or (ii) determine a
                                          substitute 1-Year CMT daily rate for
                                          the Unposted Day(s), using the
                                          mechanism described in the
                                          definition of "USD-CMT-T7051"
                                          contained in the Definitions,
                                          provided however, that all
                                          references to "Designated Maturity"
                                          shall be deemed
                                          references to 1-Year CMT;
                                          "Representative Amount" shall mean
                                          the Notional Amount, and in the
                                          event United States government
                                          securities dealers in New York City
                                          are not available, the Calculation
                                          Agent may select other United States
                                          government securities dealers. If
                                          the Calculation Agent elects to wait
                                          for the Board of Governors of the
                                          Federal Reserve System, or the
                                          United States Department of
                                          Treasury, to post a 1-Year CMT daily
                                          rate for the Unposted Day(s) and
                                          neither has done so by the day that
                                          is five Business Days preceding the
                                          Payment Date, then the Calculation
                                          Agent shall determine a substitute
                                          1-Year CMT daily rate for the
                                          Unposted Day(s). The Calculation
                                          Agent shall then calculate the
                                          monthly 1-Year CMT rate as described
                                          in subsection B, using either the
                                          1-Year CMT daily rate(s) that Board
                                          of Governors of the Federal Reserve
                                          System, or the United States
                                          Department of Treasury, posts late
                                          or such substitute 1-Year CMT daily
                                          rate(s), as applicable, for the
                                          Unposted Day(s).

                                          D. Changes to the 12-MTA Index:
                                             ----------------------------

                                          If on or prior to any Reset Date,
                                          either the Calculation Agent or
                                          Party B determines in good faith
                                          that a material change in the
                                          formula for or the method of
                                          calculating the Repricing Index has
                                          occurred (so that such index no
                                          longer fairly represents the value
                                          of the Repricing Index as
                                          contemplated by the parties hereto),
                                          such party shall give written notice
                                          thereof to the other party no later
                                          than two (2) Business Days prior to
                                          the Floating Rate Payer I Payment
                                          Date. If the other party agrees,
                                          then the Repricing Index applicable
                                          to the Reset Date shall be
                                          recalculated by the Calculation
                                          Agent pursuant to the procedures set
                                          forth in this Confirmation for the
                                          calculation of an alternate index to
                                          the Repricing Index. If the parties
                                          cannot come to an agreement with
                                          respect to the appropriate index
                                          value within one (1) Business Day,
                                          then the index value will be
                                          determined based on quotations
                                          obtained from five leading Reference
                                          Banks pursuant to the procedures set
                                          forth under "Calculation Agent"
                                          below.

          Spread:                         60.1 basis points

          Floating Rate Day Count         30/360
          Fraction:

          Reset Date:                     In respect of each Floating Rate
                                          Payer I Payment Date, the first
                                          calendar day of the calendar month
                                          of such Floating Rate Payer I
                                          Payment Date, commencing with May
                                          01, 2006.

     Floating Amounts II:

          Floating Rate Payer II:         Party A

          Effective Date for Floating     25 April, 2006
          Amounts II:

          Floating Rate Payer II Period   The 25th day of each month of each
          End Dates:                      year, commencing on May 25, 2006 to
                                          and including the Termination Date,
                                          subject to adjustment in accordance
                                          with the Following Business Day
                                          Convention.

          Floating Rate Payer II          Same as Floating Rate Payer I
          Payment Dates:                  Payment Dates.

          Floating Rate Option:           USD-LIBOR-BBA

          Designated Maturity:            One (1) month

          Spread:                         Inapplicable

          Floating Rate Day Count         Actual/360
          Fraction:

          Reset Date:                     The first day of each Calculation
                                          Period

               Compounding:               Inapplicable

          Business Day:                   Any day other than (i) a Saturday or
                                          a Sunday, or (ii) a day on which
                                          banking institutions in the States
                                          of New York or California are
                                          closed.

2.   Procedural Terms:
     -----------------

          Calculation Agent:              Party A

                                          If Party B objects to any
                                          calculation by the Calculation Agent
                                          hereunder, Party B shall inform the
                                          Calculation Agent of its objection
                                          within two (2) Business Days,
                                          provided, however such objection may
                                          be raised no later than three (3)
                                          Business Days prior to the relevant
                                          Payment Date, following delivery of
                                          notice ("payment notice") from the
                                          Calculation Agent specifying the
                                          amounts of payments then due. The
                                          Calculation Agent shall use its best
                                          efforts to deliver the payment
                                          notice by no later than five (5)
                                          Business Days prior to the relevant
                                          Payment Date or as soon as
                                          reasonably practicable thereafter.
                                          Upon the receipt of such notice of
                                          objection by the Calculation Agent,
                                          the Parties shall confer in good
                                          faith to resolve the dispute. If the
                                          Parties cannot come to an agreement
                                          with respect to the disputed
                                          calculation within one (1) Business
                                          Day, any disputed interest rates,
                                          index values or dollar amounts
                                          (each, "Disputed Amount"), as the
                                          case may be, shall be determined by
                                          the Calculation Agent by obtaining
                                          quotations for such Disputed Amounts
                                          from five leading Reference Banks
                                          using "mid" as the relevant
                                          quotations, discarding the highest
                                          and lowest quotations and taking the
                                          average of the three remaining
                                          quotations if five quotations are
                                          provided. If at least three, but
                                          fewer than five quotations are
                                          provided for a Disputed Amount, such
                                          amount shall be the arithmetic mean
                                          of the quotations. If fewer than
                                          three quotations are provided, the
                                          Disputed Amount shall be determined
                                          by the Calculation Agent in good
                                          faith and in a commercially
                                          reasonable manner.

          Offices:                        The Office of Party A for the Swap
          --------                        Transaction is New York

          Account Details:
          ----------------

               Payments to Party A:       CITIBANK N.A.

                                          ABA# 021-000-089

                                          Account No.: 36216161

                                          A/C IXISFP

               Payments to Party B:       Deutsche Bank Trust Company Americas
                                          ABA# 021001033
                                          Account# 01419663
                                          Account Name: NYLTD Funds
                                                        Control/Stars West
                                          Ref: IndyMac INDX 2006-AR4 (All
                                               Offered Certificates)

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

                         IXIS Financial Products Inc.
                             (212) 891-0660 (fax)
                             Attn: Swap Operations

IXIS Financial Products Inc.

By: /s/ Vasanth K. Victor
    ---------------------

     Authorized Signatory

By: /s/ Christopher Hayden
    ----------------------

     Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

Swap Trust,
IndyMac INDX Mortgage Loan Trust 2006-AR4
By: Deustche Bank National Trust Company, not in its individual capacity, but solely as Swap Trustee

By: /s/Jennifer Hermansader
    -----------------------
     Name: Jennifer Hermansader
     Title: Associate

          SCHEDULE A to the Confirmation dated as of March 31, 2006,
                            Amortization Schedule:

     ------------------ ------------------- -------------------------
        Calculation        Calculation
      Period from and    Period up to but
        including*          excluding*       Notional Amount (USD)
     ------------------ ------------------- -------------------------
         25-Apr-06          25-May-06          $ 1,466,520,978.53
     ------------------ ------------------- -------------------------
         25-May-06          25-Jun-06          $ 1,435,357,444.26
     ------------------ ------------------- -------------------------
         25-Jun-06          25-Jul-06          $ 1,404,987,022.24
     ------------------ ------------------- -------------------------
         25-Jul-06          25-Aug-06          $ 1,375,267,089.51
     ------------------ ------------------- -------------------------
         25-Aug-06          25-Sep-06          $ 1,346,183,399.73
     ------------------ ------------------- -------------------------
         25-Sep-06          25-Oct-06          $ 1,317,722,038.14
     ------------------ ------------------- -------------------------
         25-Oct-06          25-Nov-06          $ 1,289,869,367.80
     ------------------ ------------------- -------------------------
         25-Nov-06          25-Dec-06          $ 1,262,610,846.15
     ------------------ ------------------- -------------------------
         25-Dec-06          25-Jan-07          $ 1,235,929,332.97
     ------------------ ------------------- -------------------------
         25-Jan-07          25-Feb-07          $ 1,209,804,182.05
     ------------------ ------------------- -------------------------
         25-Feb-07          25-Mar-07          $ 1,184,212,301.57
     ------------------ ------------------- -------------------------
         25-Mar-07          25-Apr-07          $ 1,159,104,902.89
     ------------------ ------------------- -------------------------
         25-Apr-07          25-May-07          $ 1,134,433,987.65
     ------------------ ------------------- -------------------------
         25-May-07          25-Jun-07          $ 1,110,290,119.29
     ------------------ ------------------- -------------------------
         25-Jun-07          25-Jul-07          $ 1,086,665,260.42
     ------------------ ------------------- -------------------------
         25-Jul-07          25-Aug-07          $ 1,063,548,056.40
     ------------------ ------------------- -------------------------
         25-Aug-07          25-Sep-07          $ 1,040,927,355.16
     ------------------ ------------------- -------------------------
         25-Sep-07          25-Oct-07          $ 1,018,792,265.20
     ------------------ ------------------- -------------------------
         25-Oct-07          25-Nov-07          $   997,132,112.38
     ------------------ ------------------- -------------------------
         25-Nov-07          25-Dec-07          $   975,935,485.88
     ------------------ ------------------- -------------------------
         25-Dec-07          25-Jan-08          $   941,357,717.27
     ------------------ ------------------- -------------------------
         25-Jan-08          25-Feb-08          $   904,566,059.24
     ------------------ ------------------- -------------------------
         25-Feb-08          25-Mar-08          $   867,844,014.10
     ------------------ ------------------- -------------------------
         25-Mar-08          25-Apr-08          $   831,555,105.18
     ------------------ ------------------- -------------------------
         25-Apr-08          25-May-08          $   795,984,769.26
     ------------------ ------------------- -------------------------
         25-May-08          25-Jun-08          $   760,375,091.73
     ------------------ ------------------- -------------------------
         25-Jun-08          25-Jul-08          $   726,089,813.60
     ------------------ ------------------- -------------------------
         25-Jul-08          25-Aug-08          $   692,654,404.08
     ------------------ ------------------- -------------------------
         25-Aug-08          25-Sep-08          $   660,674,299.93
     ------------------ ------------------- -------------------------
         25-Sep-08          25-Oct-08          $   630,125,351.76
     ------------------ ------------------- -------------------------
         25-Oct-08          25-Nov-08          $   600,972,642.41
     ------------------ ------------------- -------------------------
         25-Nov-08          25-Dec-08          $   573,150,082.84
     ------------------ ------------------- -------------------------
         25-Dec-08          25-Jan-09          $   546,593,585.03
     ------------------ ------------------- -------------------------
         25-Jan-09          25-Feb-09          $   521,228,694.11
     ------------------ ------------------- -------------------------
         25-Feb-09          25-Mar-09          $   496,823,969.29
     ------------------ ------------------- -------------------------

*subject to adjustment in accordance with the Following Business Day Convention, with respect to Floating Amounts II only.